Employee Benefit Plan	12 Months Ended
Dec. 31, 2012
Postemployment Benefits [Abstract]
Employee Benefit Plan

Note 15—Employee Benefit Plan

Employee savings and investment plan

EVERTEC, Inc. Puerto Rico Savings and Investment plan was established (“the EVERTEC Savings Plan”), a defined contribution savings plan qualified under section 1165(e) of the Puerto Rico Internal Revenue Code. Investments in the plan are participant directed, and employer matching contributions are determined based on specific provisions of the EVERTEC Savings Plan. Employees are fully vested in the employer’s contributions after five years of service. For the year ended December 31, 2012 and 2011, the costs incurred under the plan amounted to approximately $0.6 million for both periods.